Operating Leases (Tables)	12 Months Ended
Dec. 31, 2016
Leases [Abstract]
Schedule of Future Minimum Rental Payments for Operating Leases

The following is a schedule by year of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 2016:

2017	$83
2018	79
2019	32
2020	23
2021	14
Subsequent to 2021	202

Total	$433